                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21953

                          OPPENHEIMER BARING CHINA FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: MAY 31

                      Date of reporting period: 05/31/2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

MAY 31, 2009

     Oppenheimer
     Baring China Fund                                             Annual Report

     ANNUAL REPORT

          Listing of Top Holdings

          Fund Performance Discussion

          Listing of Investments

          Financial Statements

                                                      (OPPENHEIMERFUNDS(R) LOGO)
                                                      The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK INDUSTRIES
Commercial Banks                             12.3%
Oil, Gas & Consumable Fuels                  11.9
Metals & Mining                               6.6
Marine                                        6.5
Insurance                                     6.4
Wireless Telecommunication Services           6.4
Real Estate Management & Development          5.7
Hotels, Restaurants & Leisure                 3.8
Construction & Engineering                    3.8
Food Products                                 3.0

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
China Mobile Ltd.                            6.4%
China Petroleum & Chemical Corp.             3.8
China Merchants Bank Co. Ltd.                3.7
Industrial & Commercial Bank of China Ltd.   3.3
Ping An Insurance Co. of China Ltd.          3.2
Ctrip.com International Ltd., ADR            2.8
China Everbright Ltd.                        2.6
Yanlord Land Group Ltd.                      2.5
PetroChina Co. Ltd.                          2.5
China Oilfield Services Ltd.                 2.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.


                        7 | OPPENHEIMER BARING CHINA FUND

TOP HOLDINGS AND ALLOCATIONS

SECTOR ALLOCATION

                                   (PIE CHART)

Financials                                28.2%
   Commercial Banks                       12.9
   Insurance                               6.7
   Real Estate Management & Development    6.0
   Diversified Financial Services          2.6
Industrials                               18.0
Energy                                    15.1
Materials                                 12.4
Consumer Discretionary                    11.0
Telecommunication Services                 8.7
Information Technology                     3.3
Consumer Staples                           3.2
Utilities                                  0.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on the total market value of common stocks.


                        8 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2009, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The reporting period was a difficult one for equity markets around the world and for the markets in which the Fund invests. The Chinese equity market reached its low point in late 2008 when fears about the global recession, deteriorating global credit markets and the economic slowdown in China were at their most intense. Against this tumultuous backdrop, Oppenheimer Baring China Fund's Class A shares (without sales charge) returned -15.90% during the reporting period, compared to the MSCI China Index (the "Index"), which returned -22.59%, and the MSCI Zhong Hua Index, which returned -22.68% during the same time frame. However, the equity markets rallied in the first quarter of 2009, signaling that perhaps the worst is behind us.

     Relative to the MSCI China Index, the Fund outperformed in the financials, industrials and consumer discretionary sectors, mostly due to favorable stock selection. Within financials, better stock selection in the real estate management and development subsector, as well an overweight to the subsector, benefited relative Fund performance. The Fund's overweight position in real estate management and development companies China Overseas Land & Investment Ltd. and China Resources Land Ltd. helped performance versus the Index, as they both had a relatively strong reporting period. We exited our position in China Resources Land Ltd. by period end. The Fund also benefited by maintaining an underweight position in commercial bank China Merchants Bank Co. Ltd. during the most volatile months of the reporting period. The Fund increased its exposure to China Merchants Bank Co. Ltd. when the equity markets began to rebound in March 2009, shifting to an overweight position in April. This shift benefited relative performance, as the security performed very well in the last three months of the reporting period. At period end, the company is among the top five holdings of the Fund.

     Within industrials, the Fund benefited from its underweight position in the marine subsector in the first half of the reporting period, including underweighting shipping companies China COSCO Holdings Co. Ltd. and China Shipping Development Co. Ltd. Similar to its allocation strategy with China Merchants Bank, the Fund began drastically increasing its exposure to its holdings in the marine subsector when the markets began to rebound, shifting to an overweight position in May 2009. This shift contributed to relative Fund performance, as the sector performed well in the last three months of the reporting period. In consumer discretionary, the Fund's overweight to Dongfeng Motor Group Co. Ltd., one of the three large auto makers in China, added to relative


                        9 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION

performance as it had a strong reporting period. The Fund's underweight in the hard hit specialty retail subsector also helped produce relative outperformance versus the Index.

     The Fund's overweight position to the information technology and materials sectors, as well as stock selection within them, hurt relative performance versus the Index. In terms of information technology, not holding stocks in the electronic equipment instruments and components subsector detracted from relative performance, as it held up well during the reporting period. Within materials, the Fund's overweight positions in construction materials company Anhui Conch Cement Co. Ltd., and metals and mining companies Angang New Steel Co. Ltd. and Zijin Mining Group Co. Ltd., hurt relative performance, as they suffered declines during the reporting period. At period end, the Fund maintained an overweight position in the materials sector, as we believe it will benefit from the Chinese government's stimulus package and policy moves.

     In terms of market capitalization, during the early part of the reporting period, we reduced the Fund's exposure to small- and mid-cap stocks, as we expected them to experience further weakness. We began to rebuild our exposure to them after the massive equity market sell-off in October 2008. We also increased our emphasis on companies' cash flows and solvency ratios. As of the reporting period's end, we remained focused on quality companies with good cash flows and strong balance sheets, which we think may benefit from the demand created by consumption and infrastructure spending in China.

     We remain optimistic on the long-term outlook for Hong Kong and China. We believe the valuation of Chinese equities at period end has largely priced in market pessimism over the global economic slowdown and recession. Despite the recent Chinese equity rally, we think certain valuations remain compelling after a period of compressed earnings growth. In the medium term, we think China's market will remain resilient, given the government's support through monetary easing and infrastructure packages. With favorable liquidity conditions and a stabilization in the U.S. financial markets, Chinese macroeconomic conditions and corporate earnings growth may have already reached their lows for 2009. We think the market will continue to react favorably to more of the RMB4 trillion stimulus package set to be deployed into the Chinese economy, as well as a loosening monetary policy.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until May 31, 2009. In the case of Class A, Class B, Class C, Class N and Class Y shares, performance is measured from inception of the classes on January 31, 2007. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares,


                       10 | OPPENHEIMER BARING CHINA FUND
the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the MSCI Zhong Hua Index and the MSCI China Index. The MSCI Zhong Hua Index is an unmanaged index which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong and is an aggregate of the MSCI Hong Kong Index (a capitalization-weighted index that monitors the performance of stocks from Hong Kong), and the MSCI China Free Index. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       11 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

             Oppenheimer
                Baring
              China Fund   MSCI Zhong   MSCI China
              (Class A)     Hua Index      Index
             -----------   ----------   ----------
 1/31/2007       9425         10000        10000
 2/28/2007       9689          9787         9824
 5/31/2007      11470         10900        11385
 8/31/2007      15071         13337        15021
11/30/2007      16758         16243        18167
 2/29/2008      12951         13691        15084
 5/31/2008      12296         13436        14556
 8/31/2008       9966         11125        12013
11/30/2008       6788          7172         7725
 2/28/2009       6615          7064         7579
 5/31/2009      10342         10389        11282

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09

1-Year                      -20.73%
Since Inception (1/31/07)     1.45%


                       12 | OPPENHEIMER BARING CHINA FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

             Oppenheimer
                Baring
              China Fund   MSCI Zhong   MSCI China
              (Class B)     Hua Index      Index
             -----------   ----------   ----------
 1/31/2007      10000         10000        10000
 2/28/2007      10270          9787         9824
 5/31/2007      12130         10900        11385
 8/31/2007      15900         13337        15021
11/30/2007      17640         16243        18167
 2/29/2008      13606         13691        15084
 5/31/2008      12903         13436        14556
 8/31/2008      10439         11125        12013
11/30/2008       7098          7172         7725
 2/28/2009       6905          7064         7579
 5/31/2009      10475         10389        11282

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09

1-Year                      -20.67%
Since Inception (1/31/07)     2.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 17 FOR FURTHER INFORMATION.


                       13 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

             Oppenheimer
                Baring
              China Fund   MSCI Zhong   MSCI China
              (Class C)     Hua Index      Index
             -----------   ----------   ----------
 1/31/2007      10000         10000        10000
 2/28/2007      10280          9787         9824
 5/31/2007      12130         10900        11385
 8/31/2007      15900         13337        15021
11/30/2007      17650         16243        18167
 2/29/2008      13619         13691        15084
 5/31/2008      12906         13436        14556
 8/31/2008      10439         11125        12013
11/30/2008       7095          7172         7725
 2/28/2009       6901          7064         7579
 5/31/2009      10775         10389        11282

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09

1-Year                      -17.34%
Since Inception (1/31/07)     3.25%


                       14 | OPPENHEIMER BARING CHINA FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

             Oppenheimer
                Baring
              China Fund   MSCI Zhong   MSCI China
              (Class N)     Hua Index      Index
             -----------   ----------   ----------
 1/31/2007      10000         10000        10000
 2/28/2007      10280          9787         9824
 5/31/2007      12150         10900        11385
 8/31/2007      15950         13337        15021
11/30/2007      17720         16243        18167
 2/29/2008      13690         13691        15084
 5/31/2008      12987         13436        14556
 8/31/2008      10520         11125        12013
11/30/2008       7166          7172         7725
 2/28/2009       6973          7064         7579
 5/31/2009      10897         10389        11282

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 5/31/09

1-Year                      -16.93%
Since Inception (1/31/07)     3.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 17 FOR FURTHER INFORMATION.


                       15 | OPPENHEIMER BARING CHINA FUND

FUND PERFORMANCE DISCUSSION

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

             Oppenheimer
                Baring
              China Fund   MSCI Zhong   MSCI China
              (Class N)     Hua Index      Index
             -----------   ----------   ----------
 1/31/2007      10000         10000        10000
 2/28/2007      10290          9787         9824
 5/31/2007      12180         10900        11385
 8/31/2007      16000         13337        15021
11/30/2007      17800         16243        18167
 2/29/2008      13779         13691        15084
 5/31/2008      13104         13436        14556
 8/31/2008      10628         11125        12013
11/30/2008       7242          7172         7725
 2/28/2009       7068          7064         7579
 5/31/2009      11048         10389        11282

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 5/31/09

1-Year                      -15.69%
Since Inception (1/31/07)     4.36%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 17 FOR FURTHER INFORMATION.


                       16 | OPPENHEIMER BARING CHINA FUND

NOTES

     Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

     INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

     The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

     CLASS A shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

     CLASS B shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

     CLASS C shares of the Fund were first publicly offered on 1/31/07. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

     CLASS N shares of the Fund were first publicly offered on 1/31/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                       17 | OPPENHEIMER BARING CHINA FUND

NOTES

     CLASS Y shares of the Fund were first publicly offered on 1/31/07. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

     An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       18 | OPPENHEIMER BARING CHINA FUND

FUND EXPENSES

     FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
     (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2009.

     ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore,


                       19 | OPPENHEIMER BARING CHINA FUND

FUND EXPENSES Continued

     the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                              BEGINNING     ENDING      EXPENSES
                               ACCOUNT     ACCOUNT    PAID DURING
                                VALUE       VALUE       6 MONTHS
                               DECEMBER      MAY       ENDED MAY
                               1, 2008     31, 2009     31, 2009
                              ---------   ---------   -----------
ACTUAL
Class A                       $1,000.00   $1,523.40      $11.17
Class B                        1,000.00    1,517.90       14.95
Class C                        1,000.00    1,518.70       15.27
Class N                        1,000.00    1,520.60       12.68
Class Y                        1,000.00    1,525.40        8.65
HYPOTHETICAL
(5% return before expenses)
Class A                        1,000.00    1,016.11        8.94
Class B                        1,000.00    1,013.11       11.96
Class C                        1,000.00    1,012.86       12.22
Class N                        1,000.00    1,014.91       10.15
Class Y                        1,000.00    1,018.10        6.92

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended May 31, 2009 are as follows:

          EXPENSE
CLASS      RATIOS
-------   -------
Class A    1.77%
Class B    2.37
Class C    2.42
Class N    2.01
Class Y    1.37

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.


                       20 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF INVESTMENTS May 31, 2009

                                                          SHARES        VALUE
                                                       -----------   -----------
COMMON STOCKS--95.5%
CONSUMER DISCRETIONARY--10.5%
AUTOMOBILES--2.0%
Denway Motors Ltd.                                         628,000   $   305,054
Dongfeng Motor Group Co. Ltd.                              958,000       922,694
                                                                     -----------
                                                                       1,227,748
                                                                     -----------
DIVERSIFIED CONSUMER SERVICES--1.2%
New Oriental Education & Technology Group,
Inc., Sponsored ADR(1)                                      13,900       763,944
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--3.8%
China Travel International Investment Hong Kong Ltd.     2,818,000       676,124
Ctrip.com International Ltd., ADR                           42,300     1,732,185
                                                                     -----------
                                                                       2,408,309
                                                                     -----------
HOUSEHOLD DURABLES--1.1%
Techtronic Industries Co. Ltd.                             898,500       676,635
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS--1.3%
Li Ning Co. Ltd.                                           340,500       836,443
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Ports Design Ltd.                                          354,500       707,827
                                                                     -----------
CONSUMER STAPLES--3.0%
FOOD PRODUCTS--3.0%
China Mengniu Dairy Co. Ltd.(1)                            577,000     1,226,754
Xiwang Sugar Holdings Co. Ltd.(1)                        3,128,000       674,707
                                                                     -----------
                                                                       1,901,461
                                                                     -----------
ENERGY--14.4%
ENERGY EQUIPMENT & SERVICES--2.5%
China Oilfield Services Ltd.                             1,434,000     1,581,847
                                                                     -----------
OIL, GAS & CONSUMABLE FUELS--11.9%
China Petroleum & Chemical Corp.                         2,924,000     2,384,235
China Shenhua Energy Co. Ltd.                              447,500     1,494,041

                                                          SHARES        VALUE
                                                       -----------   -----------
OIL, GAS & CONSUMABLE FUELS Continued
CNOOC Ltd.                                                 677,000      $894,991
CNPC Hong Kong Ltd.                                        610,000       425,696
PetroChina Co. Ltd.                                      1,374,000     1,582,788
Yanzhou Coal Mining Co. Ltd.                               574,000       723,157
                                                                     -----------
                                                                       7,504,908
                                                                     -----------
FINANCIALS--27.0%
COMMERCIAL BANKS--12.3%
China CITIC Bank                                         1,338,000       753,788
China Construction Bank                                  2,396,000     1,563,586
China Merchants Bank Co. Ltd.                            1,121,900     2,299,363
Industrial & Commercial Bank of China (Asia) Ltd.          588,000     1,057,334
Industrial & Commercial Bank of China Ltd.               3,329,000     2,103,777
                                                                     -----------
                                                                       7,777,848
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--2.6%
China Everbright Ltd.                                      668,000     1,612,185
                                                                     -----------
INSURANCE--6.4%
China Insurance International Holdings Co. Ltd.(1)         514,000       965,710
China Life Insurance Co. Ltd.                              295,000     1,079,226
Ping An Insurance Co. of China Ltd.                        285,000     1,984,864
                                                                     -----------
                                                                       4,029,800
                                                                     -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--5.7%
China Overseas Land & Investment Ltd.                      353,680       747,956
Hopefluent Group Holdings Ltd.(1)                        2,444,000       695,999
Sino-Ocean Land Holdings Ltd.                              526,000       540,586
Yanlord Land Group Ltd.                                  1,045,000     1,592,397
                                                                     -----------
                                                                       3,576,938


                       F1 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF INVESTMENTS Continued

                                                          SHARES        VALUE
                                                       -----------   -----------
INDUSTRIALS--17.2%
AIRLINES--1.2%
China Southern Airlines Co. Ltd.(1)                      2,402,000   $   740,722
                                                                     -----------
CONSTRUCTION & ENGINEERING--3.8%
China Communications Construction Co. Ltd.               1,018,000     1,414,165
China Railway Construction Corp.(1)                        678,500       973,256
                                                                     -----------
                                                                       2,387,421
                                                                     -----------
ELECTRICAL EQUIPMENT--1.7%
Dongfang Electrical Co. Ltd.                               276,800     1,078,648
                                                                     -----------
MACHINERY--2.4%
China National Materials Co.                             1,159,000     1,005,376
Sinotruk Hong Kong Ltd.(1)                                 419,000       490,623
                                                                     -----------
                                                                       1,495,999
                                                                     -----------
MARINE--6.5%
China COSCO Holdings Co. Ltd.(1)                           740,000     1,016,995
China Shipping Development Co. Ltd.                        602,000       894,675
Orient Overseas International Ltd.                         164,000       710,597
Shun Tak Holdings Ltd.                                   1,228,000       863,355
Sinotrans Shipping Ltd.                                  1,211,000       633,152
                                                                     -----------
                                                                       4,118,774
                                                                     -----------
ROAD & RAIL--1.4%
Guangshen Railway Co. Ltd.                               1,832,000       873,475
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--0.2%
CITIC Resources Holdings Ltd.(1)                           402,000       115,611
                                                                     -----------
INFORMATION TECHNOLOGY--3.2%
COMPUTERS & PERIPHERALS--1.8%
Lenovo Group Ltd.                                        2,802,000     1,138,972
                                                                     -----------
INTERNET SOFTWARE & SERVICES--1.4%
Alibaba.com Ltd.(1)                                         83,500       164,393
Tencent Holdings Ltd.                                       61,600       689,983
                                                                     -----------
                                                                         854,376
                                                                     -----------

                                                          SHARES        VALUE
                                                       -----------   -----------
MATERIALS--11.8%
CHEMICALS--2.7%
Sinofert Holdings Ltd.(1)                                2,410,000   $ 1,173,831
Taiwan Fertilizer Co. Ltd.                                 164,000       527,516
                                                                     -----------
                                                                       1,701,347
                                                                     -----------
CONSTRUCTION MATERIALS--2.5%
Anhui Conch Cement Co. Ltd.                                132,000       949,922
China Shanshui Cement Group                              1,068,000       662,752
                                                                     -----------
                                                                       1,612,674
                                                                     -----------
METALS & MINING--6.6%
Aluminum Corp. of China Ltd.                               662,000       640,665
Angang New Steel Co. Ltd.                                  794,000     1,183,143
Fushan International Energy Group Ltd.(1)                  266,000       106,923
Shougang Concord International Enterprises Co. Ltd.      7,946,000     1,398,563
Zijin Mining Group Co. Ltd.                                886,000       805,424
                                                                     -----------
                                                                       4,134,718
                                                                     -----------
TELECOMMUNICATION SERVICES--8.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
China Telecom Corp. Ltd.                                 2,572,000     1,221,247
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES--6.4%
China Mobile Ltd.                                          408,500     4,002,438
                                                                     -----------
UTILITIES--0.1%
ENERGY TRADERS--0.1%
China Power International Development Ltd.(1)              122,000        33,521
                                                                     -----------
Total Common Stocks
   (Cost $48,899,241)                                                 60,115,836



                       F2 | OPPENHEIMER BARING CHINA FUND

                                                          SHARES        VALUE
                                                       -----------   -----------
STRUCTURED SECURITIES--0.9%
JPMorgan International Derivatives Ltd., Daqin
   Railway Low Exercise Price Option/Warrant,
   Exp. 8/3/09(2)
   (Cost $1,054,023)                                       442,066   $   601,064
                                                                     -----------
TOTAL INVESTMENTS, AT VALUE
(COST $49,953,264)                                            96.4%   60,716,900
                                                                     -----------
OTHER ASSETS NET
OF LIABILITIES                                                 3.6     2,254,979
                                                           -------   -----------
NET ASSETS                                                   100.0%  $62,971,879
                                                           =======   ===========

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $601,064 or 0.95% of the Fund's net assets as of May 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1--quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2--inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3--unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investment was determined based on the following inputs as of May 31, 2009:

                                                INVESTMENTS    OTHER FINANCIAL
VALUATION DESCRIPTION                          IN SECURITIES     INSTRUMENTS*
---------------------                          -------------   ---------------
Level 1--Quoted Prices                          $ 5,662,060          $--
Level 2--Other Significant Observable Inputs     55,054,840           --
Level 3--Significant Unobservable Inputs                 --           --
                                                -----------          ---
Total                                           $60,716,900          $--
                                                ===========          ===


* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F3 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2009

ASSETS
Investments, at value (cost $49,953,264)--see accompanying
   statement of investments                                         $ 60,716,900
                                                                    ------------
Cash--foreign currencies (cost $ 1,215,716)                            1,216,318
                                                                    ------------
Receivables and other assets:
Investments sold                                                       1,175,154
Dividends                                                                542,935
Shares of beneficial interest sold                                       293,297
Other                                                                      4,470
                                                                    ------------
Total assets                                                          63,949,074
                                                                    ============
LIABILITIES
Bank overdraft                                                            41,504
                                                                    ------------
Payables and other liabilities:
Investments purchased                                                    746,245
Shares of beneficial interest redeemed                                    74,099
Legal, auditing and other professional fees                               56,170
Shareholder communications                                                23,339
Distribution and service plan fees                                        16,477
Transfer and shareholder servicing agent fees                             14,032
Trustees' compensation                                                     1,105
Other                                                                      4,224
                                                                    ------------
Total liabilities                                                        977,195
                                                                    ============
NET ASSETS                                                          $ 62,971,879
                                                                    ============
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                          $      5,892
Additional paid-in capital                                            91,607,973
Accumulated net investment income                                        330,081
Accumulated net realized loss on investments and foreign currency
   transactions                                                      (39,736,361)
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           10,764,294
                                                                    ------------
NET ASSETS                                                          $ 62,971,879
                                                                    ============


                       F4 | OPPENHEIMER BARING CHINA FUND

NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share
   (based on net assets of $41,454,894 and 3,861,050
   shares of beneficial interest outstanding)           $      10.74
Maximum offering price per share (net asset value
   plus sales charge of 5.75% of offering price)        $      11.40
Class B Shares:
Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets
   of $6,572,538 and 621,281 shares of beneficial
   interest outstanding)                                $      10.58
Class C Shares:
Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets of
   $11,993,935 and 1,135,151 shares of beneficial
   interest outstanding)                                $      10.57
Class N Shares:
Net asset value, redemption price (excludes
   applicable contingent deferred sales charge) and
   offering price per share (based on net assets of
   $1,468,316 and 137,393 shares of beneficial
   interest outstanding)                                $      10.69
Class Y Shares:
Net asset value, redemption price and offering price
   per share (based on net assets of $1,482,196 and
   137,194 shares of beneficial interest outstanding)   $      10.80

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        F5 | OPPENHEIMER BARING CHINA FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2009

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of
   $47,366)                                             $   1,082782
Interest (net of foreign withholding taxes of $3,479)         42,367
Other income                                                     780
                                                        ------------
Total investment income                                    1,125,929
                                                        ============
EXPENSES
Management fees                                              461,205
Distribution and service plan fees:
Class A                                                       74,759
Class B                                                       46,447
Class C                                                       88,735
Class N                                                        5,392
Transfer and shareholder servicing agent fees:
Class A                                                      143,157
Class B                                                       35,464
Class C                                                       41,732
Class N                                                        6,398
Class Y                                                        2,482
Shareholder communications:
Class A                                                       22,133
Class B                                                       10,185
Class C                                                        8,975
Class N                                                          820
Class Y                                                          128
Legal, auditing and other professional fees                   73,042
Custodian fees and expenses                                    9,604
Trustees' compensation                                         1,541
Other                                                          8,727
                                                        ------------
Total expenses                                             1,040,926
Less waivers and reimbursements of expenses                 (203,067)
                                                        ------------
Net expenses                                                 837,859
                                                        ============
NET INVESTMENT INCOME                                        288,070


                        F6 | OPPENHEIMER BARING CHINA FUND

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                             $(20,835,627)
Foreign currency transactions                                342,292
                                                        ------------
Net realized loss                                        (20,493,335)
Net change in unrealized appreciation on:
    Investments                                            8,009,446
Translation of assets and liabilities denominated in
    foreign currencies                                       106,266
                                                        ------------
Net change in unrealized appreciation                      8,115,712
                                                        ============
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(12,089,553)
                                                        ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        F7 | OPPENHEIMER BARING CHINA FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                       2009           2008
------------------                                   ------------   ------------
OPERATIONS
Net investment income (loss)                         $    288,070   $   (210,125)
Net realized loss                                     (20,493,335)   (17,383,644)
Net change in unrealized  appreciation                  8,115,712       (406,186)
                                                     ------------   ------------
Net decrease in net assets resulting from
   operations                                         (12,089,553)   (17,999,955)
                                                     ============   ============
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                        --        (90,428)
Class B                                                        --             --
Class C                                                        --         (6,370)
Class N                                                        --           (700)
Class Y                                                        --         (4,854)
                                                     ------------   ------------
                                                               --       (102,352)
Tax return of capital distribution from net
   investment income:
Class A                                                        --       (133,253)
Class B                                                        --             --
Class C                                                        --         (9,387)
Class N                                                        --         (1,030)
Class Y                                                        --         (7,153)
                                                     ------------   ------------
                                                               --       (150,823)
Distributions from net realized gain:
Class A                                                        --     (1,243,536)
Class B                                                        --       (149,583)
Class C                                                        --       (303,295)
Class N                                                        --        (31,172)
Class Y                                                        --        (47,987)
                                                     ------------   ------------
                                                               --     (1,775,573)
                                                     ============   ============
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
   from beneficial interest transactions:
Class A                                                (1,073,975)    42,002,972
Class B                                                   367,755      7,814,342
Class C                                                    (5,890)    17,581,864
Class N                                                    72,750      1,824,268
Class Y                                                  (505,173)     3,479,123
                                                     ------------   ------------
                                                       (1,144,533)    72,702,569
                                                     ============   ============
NET ASSETS
Total increase (decrease)                             (13,234,086)    52,673,866
Beginning of period                                    76,205,965     23,532,099
                                                     ------------   ------------
End of period (including accumulated net
   investment income (loss) of $ 330,081 and
   $(1,287), respectively)                           $ 62,971,879   $ 76,205,965
                                                     ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F8 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS

CLASS A YEAR ENDED MAY 31,                               2009      2008    2007(1)
--------------------------                             -------   -------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $ 12.77   $ 12.17   $ 10.00
                                                       -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)(2)                            .08      (.02)      .06
Net realized and unrealized gain (loss)                  (2.11)      .95      2.11
                                                       -------   -------   -------
Total from investment operations                         (2.03)      .93      2.17
                                                       -------   -------   -------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --      (.02)       --
Distributions from net realized gain                        --      (.28)       --
Tax return of capital distribution                          --      (.03)       --
                                                       -------   -------   -------
Total dividends and/or distributions to shareholders        --      (.33)       --
                                                       -------   -------   -------
Net asset value, end of period                         $ 10.74   $ 12.77   $ 12.17
                                                       =======   =======   =======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (15.90)%    7.20%    21.70%
                                                       =======   =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $41,455   $51,053   $21,086
                                                       -------   -------   -------
Average net assets (in thousands)                      $29,926   $54,526   $15,024
                                                       -------   -------   -------
Ratios to average net assets:(4)
Net investment income (loss)                              0.86%    (0.11)%    1.75%
Total expenses                                            2.00%     1.54%     1.90%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.60%     1.54%     1.60%
                                                       -------   -------   -------
Portfolio turnover rate                                    191%      173%       25%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F9 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS Continued

CLASS B YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $ 12.67   $12.13   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)(2)                            .01     (.13)     .09
Net realized and unrealized gain (loss)                  (2.10)     .95     2.04
                                                       -------   ------   ------
Total from investment operations                         (2.09)     .82     2.13
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --       --       --
Distributions from net realized gain                        --     (.28)      --
Tax return of capital distribution                          --       --       --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.28)      --
                                                       -------   ------   ------
Net asset value, end of period                         $ 10.58   $12.67   $12.13
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (16.50)%   6.38%   21.30%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 6,573   $7,101   $1,250
                                                       -------   ------   ------
Average net assets (in thousands)                      $ 4,687   $6,132   $  492
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment income (loss)                              0.07%   (0.87)%   2.48%
Total expenses                                            3.17%    2.63%    4.33%(5)
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               2.35%    2.35%    2.35%
                                                       -------   ------   ------
Portfolio turnover rate                                    191%     173%      25%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

(5.) The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F10 | OPPENHEIMER BARING CHINA FUND

CLASS C YEAR ENDED MAY 31,                               2009      2008     2007(1)
--------------------------                             -------   -------    -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $ 12.66   $ 12.13    $10.00
                                                       -------   -------    ------
Income (loss) from investment operations:
Net investment income (loss)(2)                            .01      (.13)      .08
Net realized and unrealized gain (loss)                  (2.10)      .95      2.05
                                                       -------   -------    ------
Total from investment operations                         (2.09)      .82      2.13
                                                       -------   -------    ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --        --(3)     --
Distributions from net realized gain                        --      (.28)       --
Tax return of capital distribution                          --      (.01)       --
                                                       -------   -------    ------
Total dividends and/or distributions to shareholders        --      (.29)       --
                                                       -------   -------    ------
Net asset value, end of period                         $ 10.57   $ 12.66    $12.13
                                                       =======   =======    ======
TOTAL RETURN, AT NET ASSET VALUE(4)                     (16.51)%    6.39%    21.30%
                                                       =======   =======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $11,994   $13,853    $  933
                                                       -------   -------    ------
Average net assets (in thousands)                      $ 8,887   $11,395    $  445
                                                       -------   -------    ------
Ratios to average net assets:(5)
Net investment income (loss)                              0.09%    (0.85)%    2.21%
Total expenses                                            2.77%     2.40%     4.15%(6)
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               2.35%     2.35%     2.35%
                                                       -------   -------    ------
Portfolio turnover rate                                    191%      173%       25%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Less than $0.005 per share.

(4.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5.) Annualized for periods less than one full year.

(6.) The fiscal 2007 total expenses ratio is higher due to the Fund's limited operating history.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F11 | OPPENHEIMER BARING CHINA FUND

FINANCIAL HIGHLIGHTS Continued

CLASS N YEAR ENDED MAY 31,                               2009     2008    2007(1)
--------------------------                             -------   ------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $ 12.74   $12.15   $10.00
                                                       -------   ------   ------
Income (loss) from investment operations:
Net investment income (loss)(2)                            .04     (.06)     .12
Net realized and unrealized gain (loss)                  (2.09)     .95     2.03
                                                       -------   ------   ------
Total from investment operations                         (2.05)     .89     2.15
                                                       -------   ------   ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --     (.01)      --
Distributions from net realized gain                        --     (.28)      --
Tax return of capital distribution                          --     (.01)      --
                                                       -------   ------   ------
Total dividends and/or distributions to shareholders        --     (.30)      --
                                                       -------   ------   ------
Net asset value, end of period                         $ 10.69   $12.74   $12.15
                                                       =======   ======   ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (16.09)%   6.89%   21.50%
                                                       =======   ======   ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 1,468   $1,642   $  256
                                                       -------   ------   ------
Average net assets (in thousands)                      $ 1,106   $1,595   $  102
                                                       -------   ------   ------
Ratios to average net assets:(4)
Net investment income (loss)                              0.51%   (0.37)%   3.09%
Total expenses                                            2.34%    1.92%    2.71%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.85%    1.85%    1.85%
                                                       -------   ------   ------
Portfolio turnover rate                                    191%     173%      25%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F12 | OPPENHEIMER BARING CHINA FUND

CLASS Y YEAR ENDED MAY 31,                               2009     2008     2007(1)
--------------------------                             -------   ------   --------
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $ 12.81   $12.18    $10.00
                                                       -------   ------    ------
Income (loss) from investment operations:
Net investment income(2)                                   .07      .07       .12
Net realized and unrealized gain (loss)                  (2.08)     .91      2.06
                                                       -------   ------    ------
Total from investment operations                         (2.01)     .98      2.18
                                                       -------   ------    ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        --     (.03)       --
Distributions from net realized gain                        --     (.28)       --
Tax return of capital distribution                          --     (.04)       --
                                                       -------   ------    ------
Total dividends and/or distributions to shareholders        --     (.35)       --
                                                       -------   ------    ------
Net asset value, end of period                         $ 10.80   $12.81    $12.18
                                                       =======   ======    ======
TOTAL RETURN, AT NET ASSET VALUE(3)                     (15.69)%   7.58%    21.80%
                                                       =======   ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 1,482   $2,557    $    7
                                                       -------   ------    ------
Average net assets (in thousands)                      $ 1,553   $1,808    $    4
                                                       -------   ------    ------
Ratios to average net assets:(4)
Net investment income                                     0.83%    0.45%     3.16%
Total expenses                                            1.36%    1.12%     1.83%
Expenses after payments, waivers and/or
   reimbursements and reduction to custodian
   expenses                                               1.26%    1.12%     1.35%
                                                       -------   ------    ------
Portfolio turnover rate                                    191%     173%       25%

(1.) For the period from January 31, 2007 (commencement of operations) to May
     31, 2007.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       F13 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Baring China Fund (the "Fund"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Manager has entered into a sub-advisory agreement with Baring Asset Management, Inc. (the "Sub-Adviser").

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                       F14 | OPPENHEIMER BARING CHINA FUND

     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                       F15 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

     There have been no significant changes to the fair valuation methodologies during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                       F16 | OPPENHEIMER BARING CHINA FUND

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                             APPRECIATION
                                                           BASED ON COST OF
                                                            SECURITIES AND
 UNDISTRIBUTED   UNDISTRIBUTED                            OTHER INVESTMENTS
NET INVESTMENT     LONG-TERM        ACCUMULATED LOSS      FOR FEDERAL INCOME
    INCOME            GAIN       CARRYFORWARD(1,2,3,4)       TAX,PURPOSES
--------------   -------------   ---------------------   -------------------
   $330,965           $--              $35,146,332            $6,174,265

(1.) As of May 31, 2009, the Fund had $30,807,297 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 31, 2009, details of the capital loss carryforward were as follows:

EXPIRING
--------
2017       $30,807,297

(2.) As of May 31, 2009, the Fund had $4,339,035 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

(3.) During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.

(4.) During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

                    INCREASE TO      INCREASE TO
                    ACCUMULATED    ACCUMULATED NET
  REDUCTION TO    NET INVESTMENT    REALIZED LOSS
PAID-IN CAPITAL       INCOME        ON INVESTMENTS
---------------   --------------   ---------------
    $22,876           $43,298          $20,422


                      F17 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued

1.SIGNIFICANT ACCOUNTING POLICIES Continued

The tax character of distributions paid during the years ended May 31, 2009 and May 31, 2008 was as follows:

                            YEAR ENDED     YEAR ENDED
                           MAY 31, 2009   MAY 31, 2008
                           ------------   ------------
Distributions paid from:
Ordinary income                 $--        $1,877,925
Return of capital                --           150,823
                                ---        ----------
Total                           $--        $2,028,748
                                ===        ==========

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities          $ 54,543,293
Federal tax cost of other investments      1,215,716
                                        ------------
Total federal tax cost                  $ 55,759,009
                                        ============
Gross unrealized appreciation           $  7,735,588
Gross unrealized depreciation            (1,561,323)
                                        ------------
Net unrealized appreciation             $  6,174,265
                                        ============

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.


                      F18 | OPPENHEIMER BARING CHINA FUND

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED MAY 31, 2009        YEAR ENDED MAY 31, 2008
                              -------------------------      -------------------------
                                SHARES        AMOUNT           SHARES        AMOUNT
                              ----------   ------------      ----------   ------------
CLASS A
Sold                           2,925,783   $ 25,602,127       6,971,462   $113,730,463
Dividends and/or
   distributions reinvested           --             --          81,018      1,254,121
Redeemed                      (3,063,991)   (26,676,102)(1)  (4,786,454)   (72,981,612)(2)
                              ----------   ------------      ----------   ------------
Net increase (decrease)         (138,208)  $ (1,073,975)      2,266,026   $ 42,002,972
                              ==========   ============      ==========   ============


                      F19 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued

2.SHARES OF BENEFICIAL INTEREST Continued

                               YEAR ENDED MAY 31, 2009        YEAR ENDED MAY 31, 2008
                              -------------------------      -------------------------
                                SHARES        AMOUNT           SHARES        AMOUNT
                              ----------   ------------      ----------   ------------
CLASS B
Sold                             428,202   $  3,608,181         781,029   $ 12,536,961
Dividends and/or
distributions reinvested              --             --           9,306        143,406
Redeemed                        (367,433)    (3,240,426)(1)    (332,817)    (4,866,025)(2)
                               ---------   ------------       ---------   ------------
Net increase                      60,769   $    367,755         457,518   $  7,814,342
                               =========   ============       =========   ============
CLASS C
Sold                             619,066   $  5,302,313       1,766,162   $ 29,091,628
Dividends and/or
distributions reinvested              --             --          19,077        293,788
Redeemed                        (578,443)    (5,308,203)(1)    (767,614)   (11,803,552)(2)
                               ---------   ------------       ---------   ------------
Net increase (decrease)           40,623   $     (5,890)      1,017,625   $ 17,581,864
                               =========   ============       =========   ============
CLASS N
Sold                              98,075   $    906,231         245,542   $  3,940,268
Dividends and/or
distributions reinvested              --             --           2,119         32,776
Redeemed                         (89,614)      (833,481)(1)    (139,843)    (2,148,776)(2)
                               ---------   ------------       ---------   ------------
Net increase                       8,461   $     72,750         107,818   $  1,824,268
                               =========   ============       =========   ============
CLASS Y
Sold                             183,653   $  1,518,760         291,965   $  4,822,024
Dividends and/or
distributions reinvested              --             --           3,866         59,880
Redeemed                        (246,101)    (2,023,933)(1)     (96,739)    (1,402,781)(2)
                               ---------   ------------       ---------   ------------
Net increase (decrease)          (62,448)  $   (505,173)        199,092   $  3,479,123
                               =========   ============       =========   ============

(1.) Net of redemption fees of $2,967, $465, $881, $110, and $154 for Class A,
     Class B, Class C, Class N and Class Y, respectively.

(2.) Net of redemption fees of $51,718, $5,817, $10,808, $1,513, and $1,715 for
     Class A, Class B, Class C, Class N, and Class Y, respectively.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 31, 2009, were as follows:

                         PURCHASES       SALES
                        -----------   -----------
Investment securities   $88,031,411   $89,650,262

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

FEE SCHEDULE
------------
Up to $250 million   1.00%
Next $250 million    0.95
Next $500 million    0.90
Over $1.0 billion    0.85


                      F20 | OPPENHEIMER BARING CHINA FUND

SUB-ADVISER FEES. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Adviser an annual fee equal to 40% of the management fee received by the Manager from the Fund. For the year ended May 31, 2009, the Manager paid $174,819 to the Sub-Adviser for its services to the Fund.

TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2009, the Fund paid $157,323 to OFS for services to the Fund.

     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor's aggregate uncompensated expenses under the Plans at March 31, 2009 were as follows:

Class B   $ 94,462
Class C    156,967
Class N     38,445


                      F21 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                  CLASS A         CLASS B         CLASS C         CLASS N
                  CLASS A        CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                 FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
               SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
 YEAR ENDED     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
 ----------    -------------   -------------   -------------   -------------   -------------
May 31, 2009      $36,936         $22,001         $38,596          $7,822           $10

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that "Expenses after waivers, payments and/or reimbursements and reduction to custodian expenses" will not exceed 1.60% for Class A shares, 2.35% for Class B shares and Class C shares, 1.85% for Class N shares and 1.35% for Class Y shares, respectively. During the year ended May 31, 2009, the Manager reimbursed the Fund $71,389, $17,919, $23,877, $2,602 and $125 for Class A, Class B, Class C, Class N and Class Y shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

     The Manager has agreed to reimburse the Fund certain costs incurred by the Fund in connection with the pending reorganization as described below. During the year ended May 31, 2009, the Manager reimbursed the Fund $11,536 for reorganization-related costs.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

During the year ended May 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A   $41,384
Class B    19,229
Class C    11,393
Class N     2,549
Class Y     1,064

5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or


                      F22 | OPPENHEIMER BARING CHINA FUND
pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain
(loss) in the Statement of Operations.

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

     As of May 31, 2009, the Fund had no outstanding forward contracts.

6. PENDING AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Developing Markets Fund ("Developing Markets"). The Fund's Board unanimously approved an Agreement and Plan of Reorganization (the "Agreement") to be entered into between the Fund and Developing Markets. Pursuant to the Agreement, Developing Markets will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Developing Markets (the "Reorganization"). If the Reorganization takes place, Fund shareholders will receive shares of Developing Markets equal in value to the value of the net assets of the shares of the Fund they held immediately prior to the Reorganization. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. The shareholder meeting is scheduled for July 31, 2009. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about August 7, 2009.

7. PENDING LITIGATION

During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained


                      F23 | OPPENHEIMER BARING CHINA FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. PENDING LITIGATION Continued

misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.


                      F24 | OPPENHEIMER BARING CHINA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BARING CHINA FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring China Fund, including the statement of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period January 31, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring China Fund as of May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period January 31, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 20, 2009


                      F25 | OPPENHEIMER BARING CHINA FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.


                      F26 | OPPENHEIMER BARING CHINA FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended May 31, 2009 are eligible for the corporate dividend-received deduction.

     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $888,089 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2009, $3,380 or 20.12% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $16,798 of foreign income taxes paid by the Fund during the fiscal year ended May 31, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

     Gross income of $354,944 was derived from sources within foreign countries or possessions of the United States.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       21 | OPPENHEIMER BARING CHINA FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.

HOUSEHOLDING--DELIVERY OF SHAREHOLDER DOCUMENTS

This is to inform you about OppenheimerFunds' "householding" policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund's prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.


                       22 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited

                                         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
NAME, POSITION(S) HELD WITH THE    TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND
  FUND, LENGTH OF SERVICE, AGE                         COMPLEX CURRENTLY OVERSEEN
-------------------------------   -------------------------------------------------------------------
BRIAN F. WRUBLE,                  Chairman (since August 2007) and Trustee (since August 1991) of
Chairman of the Board of          the Board of Trustees of The Jackson Laboratory (non-profit);
Trustees (since 2007) and         Director of Special Value Opportunities Fund, LLC (registered
Trustee (since 2006)              investment company) (affiliate of the Manager's parent company)
Age: 66                           (since September 2004); Member of Zurich Financial Investment
                                  Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of
                                  Odyssey Partners, L.P. (hedge fund) (September 1995-December
                                  2007); Special Limited Partner of Odyssey Investment Partners, LLC
                                  (private equity investment) (January 1999-September 2004).
                                  Oversees 64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                  Independent Chairman GSK Employee Benefit Trust (since April
Trustee (since 2007)              2006); Director of Correctnet (since January 2006); Trustee of
Age: 69                           Employee Trusts (since January 2006); Chief Executive Officer and
                                  Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group
                                  (information technology company) (since October 2003); Independent
                                  Chairman of the Board of Trustees of Quaker Investment Trust
                                  (registered investment company) (2004-2007); President of The
                                  Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and
                                  Chief Financial Officer of Lincoln National Investment Companies,
                                  Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation)
                                  (1993-2003); President, Chief Executive Officer and Trustee of
                                  Delaware Investment Family of Funds (1993-2003); President and
                                  Board Member of Lincoln National Convertible Securities Funds,
                                  Inc. and the Lincoln National Income Funds, TDC (1993-2003);
                                  Chairman and Chief Executive Officer of Retirement Financial
                                  Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003);
                                  President and Chief Executive Officer of Delaware Service Company,
                                  Inc. (1995-2003); Chief Administrative Officer, Chief Financial
                                  Officer, Vice Chairman and Director of Equitable Capital
                                  Management Corporation (investment subsidiary of Equitable Life
                                  Assurance Society) (1985-1992); Corporate Controller of Merrill
                                  Lynch & Company (financial services holding company) (1977-1985);
                                  held the following positions at the Colonial Penn Group, Inc.
                                  (insurance company): Corporate Budget Director (1974-1977),
                                  Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                  (1969-1972); held the following positions at Price Waterhouse &
                                  Company (financial services firm): Tax Manager (1967-1969), Tax
                                  Senior (1965-1967) and Staff Accountant (1963-1965); United States
                                  Marine Corps (1957-1959). Oversees 64 portfolios in the
                                  OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research
Trustee (since 2006)              foundation) (since 2005); Director of ICI Education Foundation
Age: 68                           (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October
                                  1991-June 2004); Director of ICI Mutual Insurance Company
                                  (insurance company) (October 1991-June 2004). Oversees 54
                                  portfolios in the OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,             Fellow of the Carnegie Corporation (since 2007); Distinguished
Trustee (since 2006)              Presidential Fellow for International Affairs (since 2002) and
Age: 70                           Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc.
                                  (precision technology products company) (since 2001); Senior
                                  Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of
                                  Science


                       23 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited / Continued

PHILLIP A. GRIFFITHS,             Initiative Group (since 1999); Member of the American
Continued                         Philosophical Society (since 1996); Trustee of Woodward Academy
                                  (since 1983); Foreign Associate of Third World Academy of
                                  Sciences; Director of the Institute for Advanced Study
                                  (1991-2004); Director of Bankers Trust New York Corporation
                                  (1994-1999); Provost at Duke University (1983-1991). Oversees 54
                                  portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of International House (not-for-profit) (since June 2007);
Trustee (since 2006)              Trustee of the American Symphony Orchestra (not-for-profit) (since
Age: 66                           October 1998); and Senior Vice President and General Auditor of
                                  American Express Company (financial services company) (July
                                  1998-February 2003). Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors, LLC (privately held
Trustee (since 2006)              financial advisor) (since January 2006); Managing Director of
Age: 57                           Carmona Motley, Inc. (privately-held financial advisor) (since
                                  January 2002); Director of Columbia Equity Financial Corp.
                                  (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor)
                                  (January 1998-December 2001); Member of the Finance and Budget
                                  Committee of the Council on Foreign Relations, Member of the
                                  Investment Committee of the Episcopal Church of America, Member of
                                  the Investment Committee and Board of Human Rights Watch and
                                  Member of the Investment Committee of Historic Hudson Valley.
                                  Oversees 54 portfolios in the OppenheimerFunds complex.

MARY ANN TYNAN,                   Vice Chair of Board of Trustees of Brigham and Women's/Faulkner
Trustee (since 2008)              Hospital (non-profit hospital) (since 2000); Chair of Board of
Age: 63                           Directors of Faulkner Hospital (non-profit hospital) (since 1990);
                                  Member of Audit and Compliance Committee of Partners Health Care
                                  System (non-profit) (since 2004); Board of Trustees of Middlesex
                                  School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003);
                                  Partner, Senior Vice President and Director of Regulatory Affairs
                                  of Wellington Management Company, LLP (global investment manager)
                                  (1976 to 2002); Vice President and Corporate Secretary, John
                                  Hancock Advisers, Inc. (mutual fund investment adviser)
                                  (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of C-TASC (bio-statistics services (since 2007); Director
Trustee (since 2006)              of the following medical device companies: Medintec (since 1992)
Age: 68                           and Cathco (since 1996); Member of the Investment Committee of the
                                  Associated Jewish Charities of Baltimore (since 1994); Director of
                                  Lakes Environmental Association (environmental protection
                                  organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

PETER I. WOLD,                    Director and Chairman of Wyoming Enhanced Oil Recovery Institute
Trustee (since 2006)              Commission (enhanced oil recovery study) (since 2004); President
Age: 61                           of Wold Oil Properties, Inc. (oil and gas exploration and
                                  production company) (since 1994); Vice President of American Talc
                                  Company, Inc. (talc mining and milling) (since 1999); Managing
                                  Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                  Director and Chairman of the Denver Branch of the Federal Reserve
                                  Bank of Kansas City (1993-1999); and Director of PacifiCorp.
                                  (electric utility) (1995-1999). Oversees 54 portfolios in the
                                  OppenheimerFunds complex.

INTERESTED TRUSTEE                THE ADDRESS OF MR. REYNOLDS IS 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. MR. REYNOLDS SERVES FOR AN INDEFINITE TERM,
                                  OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                  REYNOLDS IS AN "INTERESTED TRUSTEE" BECAUSE OF A POTENTIAL
                                  CONSULTING RELATIONSHIP BETWEEN RSR PARTNERS, WHICH MR. REYNOLDS
                                  MAY BE DEEMED TO CONTROL, AND THE MANAGER.


                       24 | OPPENHEIMER BARING CHINA FUND

RUSSELL S. REYNOLDS, JR.,         Chairman of RSR Partners (formerly "The Directorship Search Group,
Trustee (since 2006)              Inc.") (corporate governance consulting and executive recruiting)
Age: 77                           (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of
                                  International House (non-profit educational organization); Former
                                  Trustee of The Historical Society of the Town of Greenwich; Former
                                  Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                       LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                  MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                  REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                  WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman and Director of the Manager (since June 2001); Chief
President and Principal           Executive Officer of the Manager (June 2001-December 2008);
Executive Officer and Trustee     President of the Manager (September 2000-February 2007); President
(since 2006)                      and director or trustee of other Oppenheimer funds; President and
Age: 59                           Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
                                  parent holding company) and of Oppenheimer Partnership Holdings,
                                  Inc. (holding company subsidiary of the Manager) (since July 2001);
                                  Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                  Manager) (November 2001-December 2006); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder Financial Services,
                                  Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since July
                                  2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                  Centennial Asset Management Corporation and Trinity Investment
                                  Management Corporation (since November 2001), HarbourView Asset
                                  Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 2001) and Director (since
                                  July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                                  Vice President of Massachusetts Mutual Life Insurance Company
                                  (OAC's parent company) (since February 1997); Director of DLB
                                  Acquisition Corporation (holding company parent of Babson Capital
                                  Management LLC) (since June 1995); Chairman (since October 2007)
                                  and Member of the Investment Company Institute's Board of Governors
                                  (since October 2003). Oversees 102 portfolios in the
                                  OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS:
                                  FOR MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                  YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S.
                                  TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES
                                  FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager
Vice President and Chief          (since March 2004); Chief Compliance Officer of OppenheimerFunds
Compliance Officer                Distributor, Inc., Centennial Asset Management and Shareholder
(since 2006)                      Services, Inc. (since March 2004); Vice President of
Age: 58                           OppenheimerFunds Distributor, Inc., Centennial Asset Management
                                  Corporation and Shareholder Services, Inc. (since June 1983);
                                  Former Vice President and Director of Internal Audit of the Manager
                                  (1997-February 2004). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.


                       25 | OPPENHEIMER BARING CHINA FUND

TRUSTEES AND OFFICERS Unaudited / Continued

BRIAN W. WIXTED,                  Senior Vice President of the Manager (since March 1999); Treasurer
Treasurer and Principal           of the Manager and the following: HarbourView Asset Management
Financial & Accounting            Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 2006)              Services, Inc., Oppenheimer Real Asset Management, Inc. and
Age: 49                           Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI
                                  Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                  Institutional Asset Management, Inc. (since November 2000), and
                                  OppenheimerFunds Legacy Program (charitable trust program
                                  established by the Manager) (since June 2003); Treasurer and Chief
                                  Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                  Program (April 2000-June 2003). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel
Secretary (since 2006)            (since March 2002) of the Manager; General Counsel and Director of
Age: 60                           the Distributor (since December 2001); General Counsel of
                                  Centennial Asset Management Corporation (since December 2001);
                                  Senior Vice President and General Counsel of HarbourView Asset
                                  Management Corporation (since December 2001); Secretary and General
                                  Counsel of OAC (since November 2001); Assistant Secretary (since
                                  September 1997) and Director (since November 2001) of
                                  OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and Director of Oppenheimer Partnership Holdings, Inc.
                                  (since December 2002); Director of Oppenheimer Real Asset
                                  Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services,
                                  Inc. and Shareholder Services, Inc. (since December 2001); Senior
                                  Vice President, General Counsel and Director of OFI Private
                                  Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                  President of OppenheimerFunds Legacy Program (since June 2003);
                                  Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of
                                  OppenheimerFunds International Distributor Limited (since December
                                  2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                       26 | OPPENHEIMER BARING CHINA FUND

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, the Board's Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,300 in fiscal 2009 and $21,300 in fiscal 2008.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,750 in fiscal 2009 no such fees in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed $224,200 in fiscal 2009 and $381,236 in fiscal 2008 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 157.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2009 and no such fees in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Tax preparation and filings.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $234,950 in fiscal 2009 and $381,236 in fiscal 2008 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

a)    Not applicable.

b)    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The

      Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring China Fund

By:   /s/ John V. Murphy
      ----------------------------------
      John V. Murphy
      Principal Executive Officer

Date: 07/13/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ----------------------------------
      John V. Murphy
      Principal Executive Officer

Date: 07/13/2009

By:   /s/ Brian W. Wixted
      ----------------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 07/13/2009